________________________________________________________________________________

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): MAY 20, 2005
                                                           ------------

                        EMPIRE FINANCIAL HOLDING COMPANY
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          FLORIDA                       001-31292               56-3627212
 ----------------------------     ---------------------     -------------------
 (State or Other Jurisdiction     (Commission File No.)       (IRS Employer
       of Incorporation                                     Identification No.)


          2170 WEST STATE ROAD 434, SUITE 100, LONGWOOD, FLORIDA 32779
          ------------------------------------------------------------
                     (Address of Principal Executive Office)


       Registrant's Telephone Number, Including Area Code: (407) 774-1300
                                                           --------------
________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

         Pursuant to the terms of that certain stock purchase agreement, dated March 8, 2005 (the "Stock Purchase Agreement"), between Empire Financial Holding Company (the "Company") and EFH Partners, Inc., a Delaware limited liability company (the "Purchaser"), the Company sold on May 20, 2005 to the Purchaser 7,000 shares of Series B Convertible Preferred Stock with a stated value of $700,000 and an option to acquire an additional 1,666,666 shares of Company common stock at an exercise price of $.60 per share, in exchange for $500,000 of cash and cancellation of a $200,000 note previously issued by the Company to an affiliate of the Purchaser. The Series B Convertible Preferred Stock is convertible into shares of Company common stock at $.60 per share. The option will expire on June 30, 2007, unless accelerated as provided in the option.

         In addition, as contemplated by the Stock Purchase Agreement (a) Bradley Gordon and John J. Tsucalas resigned on May 20, 2005 as directors of the Company and (b) Steven M. Rabinovici, Kirk M. Warshaw and John C. Rudy were elected as directors of the Company, with Mr. Rabinovici and Mr. Warshaw taking office on May 20, 2005 and Mr. Rudy taking office ten days after the Company provides certain required information regarding Messrs. Rabinovici, Warshaw and Rudy to its shareholders.

         Pursuant to the terms of the certain stock purchase agreement, dated March 8, 2005, between the Company and Kevin M. Gagne and a trust controlled by Mr. Gagne (collectively, "Gagne"), on May 20, 2005 Gagne exchanged (a) 10,000 shares of the Company's Series A Convertible Preferred Stock owned by Gagne, (b) certain outstanding debt owed to Gagne by the Company in the approximate amount of $240,000 and (c) the Company's remaining severance obligations owed to Gagne, all for the Company issuing to Gagne 7,062 shares of Series C Convertible Preferred Stock with a stated value of $706,200 and agreeing to pay to Gagne $150,000, as provided in the stock purchase agreement. The Series C Convertible Preferred Stock is convertible into shares of Company common stock at $2.00 per share. The Company also repaid on May 20, 2005 a note owed to Gagne by the Company in the principal amount of $100,000.

         Also on May 20, 2005, the closing of the transactions contemplated by that certain stock purchase and option agreement, dated March 8, 2005, between the Purchaser and Gagne occurred. Pursuant to the terms of this agreement, the Purchaser, for an undisclosed amount, acquired from Gagne 500,000 shares of Company common stock and an option to purchase an additional 1,050,000 shares of Company common stock from Gagne (the "Option Shares"). The option expires on various dates from 24 to 42 months after May 20, 2005, unless accelerated as provided in the option, and has exercise prices ranging from $1.25 to $2.25 per share.

         On May 20, 2005, the Company also issued to the law firm of Greenberg Traurig, LLP 2,000 shares of Series D Convertible Preferred Stock with a stated value of $200,000 and agreed to issue warrants to acquire 200,000 shares of Company's common shares at an exercise price of $.60 per share. The Series D Convertible Preferred Stock is convertible into shares of Company common stock at $2.00 per share. The warrants will expire on May 19, 2005. The shares of Series D Convertible Preferred Stock were issued and the warrants will be issued as partial payment by the Company for services rendered to the Company by Greenberg Traurig, LLP.

         In connection with the issuance of securities by the Company as described above, the Company relied on the exemption from registration contained in Section 4(2) of the Securities act of 1933, as amended, since each transaction did not involve any public offering of securities.

         The foregoing is only a summary of certain of the material terms of the agreements described above and is qualified in its entirety be reference to the actual terms contained in the agreements. The Stock Purchase Agreement and Stock Exchange Agreement were previously filed as exhibits to the Current Report on Form 8-K, dated March 8, 2005, of the Company, and are hereby incorporated by reference. The Articles of Amendment Designating Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock of the Company are filed as Exhibit 3.1(i) to this Current Report on Form 8-K and are hereby incorporated by reference.

ITEM 3.03. MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

         As a result of the issuance by the Company on May 20, 2005 of the preferred stock described in Item 3.02 above, the rights of the holders of common stock of the Company may have been materially limited or qualified because, among other matters, as long as any of these shares of preferred stock are outstanding (a) the holders of the preferred stock of the Company have a preference upon liquidation or dissolution of the Company, (b) the Company cannot redeem, purchase or otherwise acquire any shares of common stock of the Company or set aside any monies for such a redemption, purchase or other acquisition, and (c) the Company cannot pay or declare any dividend or make any distribution on its common stock, except stock dividends payable in additional shares of its common stock.

         The foregoing is only a summary of certain of the material terms of the preferred stock of the Company and is qualified in its entirety be reference to the actual terms contained in the Articles of Amendment Designating Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock of the Company. These Articles of Amendment are filed as Exhibit 3.1(i) to this Current Report on Form 8-K and are hereby incorporated by reference.

ITEM 5.01. CHANGES IN CONTROL OF THE COMPANY.

         As a result of the consummation of the transactions described in Item
3.02 above, the Purchaser may have obtained control of the Company from Kevin M. Gagne on May 20, 2005. The source of funds was cash received by the members of the Purchaser for their investment in the Purchaser.

         As of May 20, 2005, the Purchaser beneficially owns 4,383,332 shares of Company common stock, or approximately 64% of the Company's outstanding common stock (assuming the conversion of the Series B Convertible Preferred Stock and exercise of the options owned by the Purchaser), including (a) 500,000 shares of Company common stock owned directly by the Purchaser, (b) 2,833,332 shares owned beneficially by the Purchaser, which the Purchaser has the right to acquire upon the conversion of the Series B Convertible Preferred Stock and the exercise of an option granted by the Company, and (c) 1,050,000 shares owned beneficially by the Purchaser, which the Purchaser has the right to acquire pursuant to the exercise of options granted to the Purchaser by Gagne.

         Gagne has also delivered to the Purchaser irrevocable proxies, dated May 20, 2005, covering the Option Shares, which permit the Purchaser to vote the Option Shares on all matters, except that without the approval of Gagne, the Option Shares may not be voted in favor of (i) the sale of all or substantially all of the assets of the Company, (ii) the merger of the Company with any other entity or (iii) the authorization of a new employee stock option plan or an increase in the number of shares of Company common stock available under any existing employee stock option plan.

ITEM 8.01. OTHER EVENTS.

         On May 23, 2005, the Company issued a press release announcing the closing of certain transactions with the Purchaser and Kevin M. Gagne involving additional equity and a change of control of the Company. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired.

             Not applicable.

         (b) Pro Forma Financial Information

             Not applicable.

         (c) Exhibits.

             Exhibit 3.1(i) -   Articles of Amendment Designating Series B
                                Convertible Preferred Stock, Series C
                                Convertible Preferred Stock and Series D
                                Convertible Preferred Stock of the Company, dated May 19, 2005.

             Exhibit 99.1 -     Press Release of Empire Financial Holding
                                Company, dated May 23, 2005.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EMPIRE FINANCIAL HOLDING COMPANY



Date:  May 26, 2005                     By: /s/ Donald A. Wojnowski Jr.
                                            -----------------------------
                                            Donald A. Wojnowski Jr.
                                            President

                                INDEX TO EXHIBITS


Exhibit No.          Exhibit Title
-----------          -------------

    3.1(i)           Articles of Amendment Designating Series B
                     Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock of the Company, dated May 19, 2005.

    99.1 Press Release of Empire Financial Holding Company, dated May 23, 2005.